UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

BLACKROCK, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (212) 810-5300 (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)

On March 28, 2007, BlackRock, Inc. (the “Company”) announced that Steven E. Buller will become the Company’s head of Global Accounting Policy and Controls and cease serving as the Company’s Chief Financial Officer.

(c)

On March 28, 2007, the Company announced that Paul L. Audet (age 53) has been named Acting Chief Financial Officer. Mr. Audet has served as head of the Company's Cash Management business since October 1, 2005. From 1998 to October 1, 2005, Mr. Audet served as the Company’s Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated March 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: March 28, 2007
By: /s/ Robert P. Connolly
-------------------------------------------
Robert P. Connolly
Managing Director, General Counsel
and Secretary